UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 17, 2023

Societal CDMO, Inc.

(Exact name of Registrant as Specified in Its Charter)

Pennsylvania	001-36329	26-1523233
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 E. Uwchlan Ave, Suite 112
Exton, Pennsylvania		19341
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (770) 534-8239

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01	SCTL	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 17, 2023, Societal CDMO, Inc. (the “Company”) held its Annual Meeting of Shareholders (the “Annual Meeting”). The following is a brief description of the final voting results for each of the proposals submitted to a vote of the shareholders at the Annual Meeting.

Proposal 1 – Election of Class III Directors. Each of William L. Ashton and Laura L. Parks was elected to the Board of Directors as Class III directors to serve until the Company’s 2026 Annual Meeting of Shareholders and until his or her successor, if any, is elected or appointed, or his or her earlier death, resignation, retirement, disqualification or removal as follows:

Name	For	Withheld	Broker Non-Votes
William L. Ashton	39,879,682	14,003,578	12,194,760
Laura L. Parks	42,219,949	11,663,311	12,194,760

Proposal 2 – Approval of an Amendment to our Second Amended and Restated Articles of Incorporation, as Amended. The amendment to our Second Amended and Restated Articles of Incorporation, as amended, to increase the number of authorized shares of common stock from 95 million to 185 million was approved as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
48,187,926	4,700,452	994,882	12,194,760

Proposal 3 – Approval, on an Advisory Basis, of the Compensation of the Company’s Named Executive Officers. The compensation of the Company’s named executive officers, on an advisory basis was approved, as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
46,494,706	6,324,853	1,063,701	12,194,760

Proposal 4 – Ratification of Independent Registered Public Accountants. The appointment of KPMG LLP as the Company’s independent registered public accounting firm for the 2023 fiscal year was ratified as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
64,575,761	120,511	1,381,748	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SOCIETAL CDMO, Inc.

Date:	May 18, 2023	By:	/s/ J. David Enloe, Jr
J. David Enloe, Jr President and Chief Executive Officer